          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               KERR GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                               KERR GROUP, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------------
     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------------
     3) Filing Party:

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     4) Date Filed:

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

                                KERR GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 25, 1995

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kerr Group, Inc., a Delaware corporation (the "Company"), will be held at the Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California 90067, on Tuesday, April 25, 1995 at 10:00 o'clock A.M., Pacific Daylight Time, for the following purposes:

     1.  To elect two directors for the ensuing three year term;

     2. To consider and act upon a proposal to amend and restate the 1993 Employee Stock Option Plan; and

     3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     In accordance with the provisions of the By-Laws, the Board of Directors has fixed the close of business on March 7, 1995, as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting.

     Your attention is directed to the accompanying Proxy Statement.

     Stockholders who do not expect to attend the meeting in person are requested to date, sign and mail the enclosed Proxy as promptly as possible in the enclosed stamped envelope.

                                          By Order of the Board of Directors

                                          ROGER W. NORIAN
                                          Chairman, President and
                                          Chief Executive Officer
Los Angeles, California
March 27, 1995

                                PROXY STATEMENT

                                KERR GROUP, INC.
                             1840 CENTURY PARK EAST
                         LOS ANGELES, CALIFORNIA 90067

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 25, 1995

                                    PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Kerr Group, Inc., a Delaware corporation (the "Company"). Any proxy given may be revoked by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The Company has retained Georgeson & Co. Inc. ("Georgeson & Co.") to assist in the solicitation of proxies from brokers, bank nominees, institutional holders and certain individual holders of record. Georgeson & Co. will receive a fee from the Company of approximately $5,500 for its services, plus reimbursement for its out-of-pocket expenses. All additional expenses of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company. In addition to the services performed by Georgeson & Co. and solicitation by mail, officers and regular employees of the Company may solicit proxies from stockholders by telephone, telegram or personal interview. Such persons will receive no additional compensation for such services. In addition, the Company and Georgeson & Co. intend to request persons holding stock in their name or custody, or in the name of nominees, to send proxy materials to their principals and request authority for the execution of the proxies, and the Company will reimburse such persons for their expense in so doing.

     The Company anticipates mailing proxy materials and the Annual Report for the fiscal year ended December 31, 1994, to stockholders of record as of March 7, 1995, on or about March 27, 1995.

                            OUTSTANDING VOTING STOCK

     Only holders of record of the Company's Common Stock, par value $.50 per share ("Common Stock"), at the close of business on March 7, 1995, are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 3,677,095. Each such share is entitled to one vote with respect to such matters. The holders of the Company's $1.70 Class B Cumulative Convertible Preferred Stock, Series D, par value $.50 per share ("Convertible Preferred Stock"), will not be entitled to vote at the meeting.

     The following table sets forth information available to the Company as of March 7, 1995, with respect to the ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each named executive officer designated in the section of this Proxy Statement captioned "Executive Compensation," and (iii) all directors and executive officers as a group. Information regarding the beneficial ownership of Common Stock by each director and nominee for director is set forth in the section of this Proxy Statement captioned "Election of Directors." Except as otherwise indicated, each person named below has sole investment and voting power with respect to the securities shown.

                                                             AMOUNT AND
                                                              NATURE OF       PERCENT OF
                                                             BENEFICIAL         SHARES
                         BENEFICIAL OWNER                     OWNERSHIP       OUTSTANDING
        ---------------------------------------------------  -----------      -----------
        The Gabelli Funds, Inc.
          655 Third Avenue
          New York, New York                                  1,175,277(1)       29.9%(1)
        Kerr Group, Inc.
          Employee Incentive Stock Ownership Plan,
          effective March 19, 1985
          ("ESOP I") Los Angeles, California                    212,600(2)        5.8%
        Kerr Group, Inc.
          1987 Employee Incentive Stock Ownership Plan,
          effective October 19, 1987
          ("ESOP II") Los Angeles, California                   268,636(2)        7.3%
        Dimensional Fund Advisors, Inc.
          1299 Ocean Avenue Suite 650
          Santa Monica, California                              268,800(3)        7.3%(3)
        Roger W. Norian                                         129,416(4)        3.5%
        D. Gordon Strickland                                     36,893(5)           *
        Robert S. Reeves                                         23,525(5)           *
        Norman N. Broadhurst                                     14,912(5)           *
        J. Stephen Grassbaugh                                    12,151(5)           *
        All Directors and Executive
          Officers as a Group (11 in number)                    266,550(6)        7.2%

---------------

 *  Less than one percent.

(1) According to Amendment No. 24 to the Schedule 13D filed jointly by Gabelli Funds, Inc., GAMCO Investors, Inc., Gabelli Performance Partnership, Gabelli International Limited and Mario J. Gabelli (collectively, the "Gabelli Entities") with the Securities and Exchange Commission (the "SEC") on January 18, 1995 (as amended, the "Schedule 13D"), the Gabelli Entities beneficially owned 928,800 shares of Common Stock, which includes 15,000 shares of Common Stock owned beneficially by Mr. Mario Gabelli for his own account. Under applicable SEC rules, the Gabelli Entities are also deemed to own beneficially an additional 246,477 shares of Common Stock which the Gabelli Entities have the right to acquire at any time upon conversion of the 169,458 shares of Convertible Preferred Stock beneficially owned by the Gabelli Entities.

    The additional shares of Common Stock which may be acquired by the Gabelli Entities upon such conversion, together with the 928,800 shares of Common Stock indicated as beneficially owned by the Gabelli Entities and Mr. Mario Gabelli in the table above, represent an aggregate of 1,175,277 shares, or approximately 29.9% of the total shares of Common Stock outstanding as of March 7, 1995, including, for this calculation only, the number of shares of Common Stock that the Gabelli Entities have the right to acquire upon conversion of the Convertible Preferred Stock reported as beneficially owned by them. The Schedule 13D states that the Gabelli Entities have not acquired the shares of Common Stock for the purpose of changing or influencing the control of the Company.

(2) All shares held by ESOP I and ESOP II are held for the benefit of participants, all of whom are employees of the Company or its subsidiaries. Participants have the power to vote such shares, but may not obtain or dispose of such shares except under limited circumstances. As of March 7, 1995, 212,600 shares have been allocated to participants' accounts under ESOP I and 268,636 shares have been allocated to participants' accounts under ESOP II.

(3) According to Amendment No. 7 to the Schedule 13G filed by Dimensional Fund Advisors, Inc. ("Dimensional") with the SEC on January 31, 1995 (as amended, the "Schedule 13G"), Dimensional, a registered investment adviser, is deemed to have beneficial ownership of 268,800 shares or 7.3% of the Common Stock as of December 31, 1994. Dimensional reported that it had the power to vote and make investment decisions regarding all shares of Common Stock owned beneficially by it on behalf of its clients, which are unrelated and no one of whom owns beneficially more than 5% of the outstanding shares of Common Stock. The Schedule 13G states that Dimensional has not acquired the shares of Common Stock for the purpose of changing or influencing the control of the Company. All of the shares beneficially owned by Dimensional are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4) Includes 7,413 shares which have been allocated for voting and all other purposes under ESOP I, and 6,510 shares which have been allocated for voting and all other purposes under ESOP II. Mr. Norian has sole voting power with respect to the 13,923 shares under ESOP I and ESOP II, but no power to obtain or dispose of such shares, except under limited circumstances.

(5) Includes, respectively for Messrs. Strickland, Reeves, Broadhurst and Grassbaugh, 26,000, 11,000, 6,000 and 3,200 shares issuable under presently exercisable stock options held by such person. Also includes, respectively for Messrs. Strickland, Reeves, Broadhurst and Grassbaugh, 4,306, 5,937, 3,335 and 3,648 shares which have been allocated for voting and all other purposes under ESOP I, and 5,369, 5,731, 3,787 and 4,024 shares which have been allocated for voting and all other purposes under ESOP II.

(6) Includes 27,585 shares of Common Stock purchased for the accounts of the Company's non-employee directors by the trustee under the Company's Common Stock Purchase Plan for Non-Employee Directors (the "Director Stock Purchase Plan") and 46,200 shares (including shares designated in Note 5 above) issuable upon exercise of stock options on or before May 8, 1995. Also includes 24,639 shares (including shares designated in Notes 4 and 5 above) which have been allocated for voting and all other purposes under ESOP I and 25,421 shares (including shares designated in Notes 4 and 5 above) which have been allocated for voting and all other purposes under ESOP II, for the Company's present officers included in the group, who have the power to vote such shares, but may not obtain or dispose of such shares except under limited circumstances.

                          QUORUM AND VOTE REQUIREMENTS

     The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Under applicable Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting.

     Directors will be elected by the plurality vote of the holders of Common Stock entitled to vote at the Annual Meeting and present in person or by proxy. The Company's proposal to amend and restate the 1993 Employee Stock Option Plan requires the vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting and present in person or by proxy. Under applicable Delaware law, abstentions will be deemed present and entitled to vote and will, therefore, have the effect of a negative vote on the proposal to amend and restate the 1993 Employee Stock Option Plan, but will have no effect on the outcome of the election of directors. A broker non-vote will have no effect on the proposal to amend and restate the 1993 Employee Stock Option Plan or the outcome of the election of directors.

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Board of Directors of the Company shall consist of not less than three nor more than seventeen individuals divided into three classes of equal number, so far as possible, each class having a term of three years. The By-Laws of the Company currently provide that the number of directors shall be seven. Each year the term of office of one class of directors expires.

     The Board of Directors intends to present for action at the Annual Meeting the election of James R. Mellor and Robert M. O'Hara, whose present terms expire in 1995, to serve for a term of three years and until their successors are duly elected and shall qualify. Mr. Mellor and Mr. O'Hara were first elected to the Board of Directors in 1980.

     Unless authority to vote for such directors is withheld, the enclosed Proxy will be voted for the election of such persons except that the persons designated as Proxies reserve discretion to cast their votes for other persons in the unanticipated event that any of such nominees is unable, or declines, to serve.

     Directors will be elected by the plurality vote of the holders of Common Stock entitled to vote at the Annual Meeting and present in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of the vote.

     The following table sets forth the name, the age, the principal occupation for the last five years, the beneficial ownership of Common Stock and the percentage of outstanding Common Stock represented by such ownership of each director of the Company. Unless otherwise indicated, all shares of Common Stock are owned directly and of record and the director owning such shares has sole voting and investment power with respect thereto. Mr. Norian has been the President and Chief Executive Officer of the Company since 1980 and has also been the Chairman of the Board since 1983. Messrs. O'Hara, Hurlbert, Jackson, Mellor and Sperry have been executives and a partner, respectively, with the corporations, including subsidiaries, or the firm, as the case may be, with which they are now associated or its predecessor for more than the past five years. Mr. Kyle recently retired from his position as Senior Vice President of Chemical Bank, a position he had held for more than the preceding five years.

                                                                              AMOUNT
                                                                                AND
                                                                             NATURE OF     PERCENT OF
                                                                            BENEFICIAL    COMMON STOCK
                                                                             OWNERSHIP    OUTSTANDING
                                                                 DIRECTOR   AT MARCH 7,   AT MARCH 7,
         NAME                    PRINCIPAL OCCUPATION             SINCE       1995(1)         1995
----------------------  ---------------------------------------  --------   -----------   ------------
                        NOMINEES TO SERVE IN OFFICE UNTIL 1998
                        ------------------------------------------

James R. Mellor,
  Age 64(2)...........  Chairman, Chief Executive Officer and      1980         7,229            *
                        Director of General Dynamics
                        Corporation, a defense, aerospace, and
                        shipbuilding company; Director of
                        Bergen Brunswig Corporation and
                        Computer Sciences Corporation.
Robert M. O'Hara,
  Age 68(3)...........  Chairman and Chief Executive Officer of    1980         3,633            *
                        Falcon Management (formerly OMS
                        Company), investments and management
                        services; Director of TBC Corp.

                        DIRECTORS TO CONTINUE IN OFFICE UNTIL 1997
                        ---------------------------------------------

Gordon C. Hurlbert,
  Age 70(3)...........  Chairman of the Board of Directors, CSC    1985         5,758            *
                        Industries, Inc. (Copperweld Steel);
                        Director of Carolina Power & Light
                        Company and Weirton Steel Corporation
Michael C. Jackson,
  Age 54(2)...........  Advisory Director, Lehman Brothers,        1985         6,304(4)         *
                        Inc., investment bankers; Director of
                        Hampshire Group, Limited.
Roger W. Norian,
  Age 51(5)...........  Chairman, President and Chief Executive    1975       129,416          3.5%
                        Officer of the Company.

                        DIRECTORS TO CONTINUE IN OFFICE UNTIL 1996
                        ---------------------------------------------

John D. Kyle,
  Age 59(3)(5)........  Retired Senior Vice President, Chemical    1973         2,729            *
                        Bank
Harvey L. Sperry,
  Age 64(2)(5)........  Partner, Willkie Farr & Gallagher,         1973        23,999            *
                        attorneys; Director of Weirton Steel
                        Corporation; Director of Hampshire
                        Group, Limited.

---------------
 *  Less than one percent.

(1) Includes 7,029, 3,633, 3,758, 3,507, 2,629 and 7,029 shares of Common Stock purchased for the accounts of Messrs. Mellor, O'Hara, Hurlbert, Jackson, Kyle and Sperry, respectively, by the trustee under the Director Stock Purchase Plan. Currently, the participating directors have voting and dispositive power with respect to such shares only upon termination of their services as a director of the Company. Excludes 10,000 shares issuable under stock options granted to each non-employee director pursuant to the Company's 1993 Stock Option Plan for Non-Employee Directors. These options are not exercisable unless and until the closing price of the Common Stock on the New York Stock Exchange reaches $12.50 per share and remains at or above that level for at least 10 consecutive trading days.

(2) Member of the Stock Option and Compensation Committee.

(3) Member of the Audit Committee.

(4) Includes 797 shares issuable upon conversion of 548 shares of Convertible Preferred Stock held by Mr. Jackson pursuant to a self-directed Keogh plan.

(5) Member of the Executive Committee.

     The Audit Committee is composed of three directors who are not officers or employees of the Company. The Audit Committee held two meetings during 1994. The Company's independent public accountants have been informed that they may refer to and discuss with the Audit Committee (with or without previous consultation with officers of the Company) any matters which may develop or arise in connection with any audit or the maintenance of internal accounting controls or any other matter relating to the Company's financial affairs. The Company's internal audit department has also been granted direct access to the Audit Committee. The Audit Committee reviews, at least annually, the services performed and to be performed by the Company's independent public accountants and the fees charged therefor, and, in connection therewith, considers the effect of any nonaudit services on the independence of such accountants. The Audit Committee also reviews with the Company's independent public accountants and its internal audit department the general scope of their respective audit coverages, the procedures and internal accounting controls adopted by the Company and any significant problems encountered by either group.

     The Stock Option and Compensation Committee (the "Compensation Committee") is composed of three directors who are not officers or employees of the Company. The Compensation Committee reviews and approves compensation programs generally and, specifically, salaries, bonuses and stock options for officers and certain other salaried employees of the Company. The Compensation Committee held three meetings during 1994.

     The Company does not have a nominating committee.

     The Board of Directors held six meetings during 1994 and the Executive Committee of the Board of Directors held one meeting during 1994.

     The Company's executive officers, directors and ten percent stockholders are required under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Copies of these reports must also be furnished to the Company. Based solely upon its review of copies of such reports furnished to the Company through the date hereof, or written representations that no reports were required to be filed, the Company believes that during the fiscal year ended December 31, 1994, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with, except that Mr. Jackson's Form 4 in connection with the acquisition of 263 shares of Convertible Preferred Stock was not filed in a timely manner. Such acquisition was subsequently reported in a Form 5 that was filed on February 14, 1995. In addition, by an inadvertent omission, the grant of restricted stock in 1993 to Messrs. Norian, Broadhurst, Grassbaugh, Reeves and Strickland pursuant to the 1992 Key Executive Incentive Bonus Plan was not reported on their respective Forms 5 for fiscal year 1993, although such grant was described in the Company's Proxy Statement filed with the SEC and distributed to the Company's stockholders for its Annual Meeting of Stockholders held on April 27, 1993 and its Annual Meeting of Stockholders held on April 26, 1994. Such grant was subsequently reported in the Forms 5 filed for Messrs. Norian, Broadhurst, Grassbaugh, Reeves and Strickland on February 14, 1995.

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding the compensation of the Company's Chief Executive Officer and the four other most highly compensated executive officers (the "Executive Group") for each of the last three fiscal years.
                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM COMPENSATION
                                                                          ------------------------------------
                                                                                    AWARDS
                                             ANNUAL COMPENSATION          --------------------------  PAYOUTS
                                     -----------------------------------  RESTRICTED    SECURITIES    --------
                                                           OTHER ANNUAL      STOCK      UNDERLYING      LTIP      ALL OTHER
                                       SALARY     BONUS    COMPENSATION    AWARD(S)    OPTIONS/SARS   PAYOUTS   COMPENSATION
 NAME AND PRINCIPAL POSITION   YEAR     ($)        ($)        ($)(1)          ($)           (#)         ($)       ($)(1)(2)
----------------------------- ------ ----------  -------   -------------  -----------  -------------  --------  -------------
Roger W. Norian..............  1994    570,000    15,000(4)         --       17,178(4)         --          --       1,500
  Chairman, President and      1993    570,000    15,000(4)     60,807(3)    15,879(4)     45,000          --       2,249
  Chief Executive Officer      1992    500,000    80,000(4)     47,055(3)    22,284(4)         --          --       2,182
D. Gordon Strickland.........  1994    267,000     9,000(4)         --       10,302(4)         --          --          --
  Senior Vice President,       1993    267,000     9,000(4)         --        9,522(4)      5,000          --          --
  Finance and Chief            1992    225,000    48,000(4)         --       13,370(4)     10,000          --       3,537
  Financial Officer
Robert S. Reeves.............  1994    224,000     6,200(5)         --        7,097(5)         --          --       1,500
  Senior Vice President,       1993    224,000    12,200(5)     28,005(6)    12,914(5)      5,000          --       2,249
  Sales -- Plastic Products    1992    195,000    26,840(5)     56,801(6)     9,226(5)      5,000          --         342
  Division
Norman N. Broadhurst.........  1994    225,000     8,500(4)         --        9,732(4)         --          --       3,076
  Senior Vice President,       1993    225,000    10,000(4)         --       10,586(4)         --          --       2,925
  President of Consumer        1992    185,000    71,600(4)         --       19,944(4)     10,000          --       1,999
  Products Division
J. Stephen Grassbaugh........  1994    153,800     5,000(4)         --        5,474(4)         --          --       1,500
  Vice President,              1993    153,800     5,100(4)         --        5,394(4)         --          --       1,884
  Controller                   1992    130,008    27,200(4)         --        7,572(4)         --          --       1,525

---------------
(1) Except as otherwise noted, perquisites and other personal benefits received by each named executive officer (including, for certain of the named executive officers, payments of premiums on life insurance policies, tax preparation fees and car use allowances) in each instance aggregated less than the lesser of $50,000 or 10% of such officer's annual salary and bonus.

(2) Includes for Messrs. Norian, Strickland, Reeves, Broadhurst and Grassbaugh, respectively, $1,500, $0, $1,500, $3,076 and $1,500 for 1994 contributed by the Company pursuant to the Company's Employees' Savings Plan.

(3) Represents payments to Mr. Norian of an amount which, after taxes, was equal to his approximate income tax liability resulting from the release of disposition restrictions in 1992 and 1993 with respect to certain shares of Common Stock held by Mr. Norian pursuant to the terms of the 1984 Restricted Stock Purchase Agreement.

(4) Pursuant to the Kerr Group, Inc. Key Executive Incentive Bonus Plan (the "Bonus Plan"), Messrs. Norian, Strickland, Broadhurst and Grassbaugh received 80% of their total bonus ($100,000, $60,000, $89,500 and $34,000, respectively) for 1992, 50% of their total bonus ($30,000, $18,000, $20,000 and $10,200, respectively) for 1993, and 50% of their total bonus ($30,000, $18,000, $17,000 and $10,000, respectively) for 1994, in cash on or about March 1, 1993 with respect to the 1992 bonus amounts, on or about March 1, 1994 with respect to the 1993 bonus amounts, and on or about March 1, 1995 with respect to the 1994 bonus amounts. These amounts are reflected in the respective bonus columns for 1992, 1993 and 1994. The remaining 20%, 50% or 50%, respectively, is reflected as an award of restricted stock received by them on March 1, 1995 with respect to the 1992 bonus amounts, and will be received by them on March 1, 1996 with respect to the 1993 bonus amounts, and March 1, 1997 with respect to the 1994 bonus amounts, provided that they are employed by the Company on such respective dates. No dividends have been or will be paid on the restricted stock pending distribution. The number of shares of restricted stock awarded to Messrs. Norian, Strickland, Broadhurst and Grassbaugh was 3,428, 2,056, 3,068 and 1,165, respectively, for 1992, 1,896, 1,137, 1,264 and 644, respectively, for 1993, and 2,021, 1,212, 1,145 and 673, respectively, for 1994. The number of shares of restricted stock awarded was calculated by dividing the dollar equivalent of the remaining portion of their respective bonuses ($20,000, $12,000, $17,900 and $6,800, respectively) for 1992,
    ($15,000, $9,000, $10,000 and $5,100, respectively) for 1993, and ($15,000,
    $9,000, $8,500 and $5,000, respectively) for 1994, by a number equal to 90% of the average closing price of the Common Stock during the months of December 1992, 1993 and 1994, respectively. The average closing price of the Common Stock during December 1992 was $6.482, during December 1993 it was $8.789, and during December 1994 it was $8.24. The aggregate restricted stock holdings for Messrs. Norian, Strickland, Broadhurst and Grassbaugh as of December 31, 1994 was 7,345, 4,405, 5,477 and 2,482, respectively
    (including for this purpose the shares awarded on March 1, 1995 in respect of 1994). The dollar value of such restricted stock holdings for Messrs. Norian, Strickland, Broadhurst and Grassbaugh as of December 31, 1994 was $61,514, $36,892, $45,870 and $20,787, respectively, which was calculated using the closing price of the Common Stock on December 31, 1994, which was $8.375 per share.

(5) Under the terms of the Bonus Plan, Mr. Reeves was awarded a $41,400 bonus for services rendered in 1992, which bonus had a $10,000 and a $31,400 dollar component. Mr. Reeves received 80% of the $10,000 component and 60% of the $31,400 component of his bonus in cash on or about March 1, 1993, for an aggregate of $26,840. In addition, 20% of the $31,400 component of Mr. Reeves' bonus ($6,280) was paid in cash on March 1, 1994. This amount is reflected as other compensation. Further, the remaining 20% of each of the $10,000 component and the $31,400 component of Mr. Reeves' bonus is reflected as an award of restricted stock received on March 1, 1995. Pursuant to the Bonus Plan, Mr. Reeves received 50% of his total bonus ($24,400) for 1993 and $6,200 for 1994 in cash on or about March 1, 1994 and March 1, 1995, respectively. This amount is reflected in the bonus column for 1993 and 1994. The remaining 50% is reflected as an award of restricted stock receivable on March 1, 1996 with respect to the 1993 bonus amount and March 1, 1997 with respect to the 1994 bonus amount. No dividends have been or will be paid on the restricted stock pending distribution. The number of shares of restricted stock awarded to Mr. Reeves was 1,418 for 1992, 1,542 for 1993, and 835 for 1994. The number of shares of restricted stock awarded was calculated using the formula described above in Note 4. Restricted stock to be received by Mr. Reeves in 1995, 1996 and 1997, respectively, is conditioned on his employment by the Company on such respective dates. The aggregate restricted stock holdings for Mr. Reeves as of December 31, 1994 was 3,795 (including for this purpose the shares awarded on March 1, 1995 in respect of 1994). The dollar value of such restricted stock holdings for Mr. Reeves as of December 31, 1994 was $31,783, which was calculated using the closing price of the Common Stock on December 31, 1994, which was $8.375 per share.

(6) Includes reimbursement of moving expenses of $10,315 in 1993 and $40,631 in 1992.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     No grants of stock options or SARs were made during the Company's last fiscal year to any of the Company's executive officers.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

     The following table provides information regarding the exercise of options during the Company's last fiscal year and the number and value of unexercised options held at year end by each of the named executive officers.

                                                                      NUMBER OF SECURITIES
                                                                     UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                         OPTIONS/SARS AT                  IN-THE-MONEY
                                                                            FY-END(#)              OPTIONS/SARS AT FY-END($)
                                   SHARES ACQUIRED      VALUE      ---------------------------   ------------------------------
              NAME                 ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE(1)
---------------------------------  ---------------   -----------   -----------   -------------   -----------   ----------------
Roger W. Norian..................         0                0               0         45,000              0           2,813
D. Gordon Strickland.............         0                0          26,000         14,000         43,000          18,563
Robert S. Reeves.................         0                0          11,000          9,000         19,000           8,813
Norman N. Broadhurst.............         0                0           6,000          4,000         18,000          12,000
J. Stephen Grassbaugh............         0                0           5,600          2,400         11,200           5,800

---------------
(1) In 1993 Messrs. Norian, Strickland, and Reeves were granted options to purchase 45,000, 5,000 and 5,000 shares of Common Stock, respectively, at an exercise price of $8.3125 per share. The amounts set forth in this column were calculated using the difference in the fiscal year-end closing price of the Common Stock, $8.375 per share, from the exercise price per share. None of these options are exercisable unless and until the stock price reaches $12.50 per share and remains at or above that level for at least 10 consecutive trading days. In addition, options granted in 1992 were not exercisable unless and until the stock price reached $10.00 per share and remained at or above that level for at least ten consecutive trading days, which occurred in 1994.

                             SALARIED PENSION PLAN

     The Company's salaried pension plan provides eligible employees with retirement benefits equal to 28% of final five year average remuneration up to social security covered compensation, plus 43% of final five year average remuneration in excess of social security covered compensation for 30 years of service, with a proportionate reduction for less than 30 years of service. In no event will an employee's benefit be less than his accrued annual retirement benefit under the prior plan at December 31, 1988. Mr. Norian's current annual retirement benefit is $101,817, payable on a straight life annuity basis upon retirement at age 65, as determined under the prior plan. Five years of service are required in order to vest under the plan.

     The following table sets forth estimated annual retirement benefits payable on a straight life annuity basis upon retirement at age 65 under the Company's salaried pension plan (without regard to lower accruals on earnings below social security covered compensation) for various classes of employees based on their average remuneration and years of service. Remuneration covered by the pension plan primarily includes salary, bonus and other items included in compensation. However, the Internal Revenue Code of 1986, as amended (the "Code"), limits remuneration which may be taken into account under the pension plan for 1995 to $150,000. Messrs. Norian, Strickland, Reeves, Broadhurst and Grassbaugh have, as of December 31, 1994, 19, 8, 11, 6 and 15 years, respectively, of credited service under the salaried pension plan.

                        FINAL 5 YEAR                            YEARS OF SERVICE
                           AVERAGE                     ----------------------------------
                        REMUNERATION                     10          20        30 OR MORE
        ---------------------------------------------  -------     -------     ----------
          $100,000...................................  $14,333     $28,667        43,000
           150,000...................................   21,500      43,000        64,500
           200,000...................................   28,667      57,333        86,000
           250,000...................................   35,833      71,667       107,500

                           COMPENSATION OF DIRECTORS

     The directors who are not employees of the Company are currently compensated for services as directors at the rate of $22,500 per year and $500 for each meeting of the Board of Directors attended. In addition, the Company has established an unfunded retirement plan for directors of the Company who serve in such capacity for ten years or more, retire after February 1, 1985, and do not receive any other retirement benefits from the Company. Pursuant to such plan, the Company will pay $1,000 per month for not more than ten years to a qualifying director. In addition, in 1993 the six directors who were not employees of the Company each received options to purchase 10,000 shares of Common Stock at a price of $8.19 per share pursuant to the Company's Stock Option Plan For Non-Employee Directors. These options are not exercisable unless and until the closing price of the Common Stock on the New York Stock Exchange reaches $12.50 per share and remains at or above that level for at least 10 consecutive trading days. In 1992, the Board of Directors adopted the Director Stock Purchase Plan pursuant to which non-employee directors may elect to defer the receipt of all or a portion of their fees. The amounts deferred are contributed to a trust which will then purchase Common Stock using such amounts on behalf of the participating directors. The Common Stock Purchase Plan for Directors became effective on October 1, 1992.

    EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
                                  ARRANGEMENTS

     Mr. Norian has an employment agreement with the Company which provides for a one-time payment to Mr. Norian of $1,140,000, the continuation of specified insurance benefits for a two-year period and the continued salary supplement for the Supplemental Disability Policy described below, in the event Mr. Norian is terminated by the Company for reasons other than "just cause" or permanent disability, or in the event that Mr. Norian elects to terminate his employment following his reassignment, relocation or change in reporting responsibilities. Each of Messrs. Strickland, Reeves, Broadhurst and Grassbaugh has an employment agreement with the Company which provides for continuation of such officer's salary and specified insurance benefits for a certain period in the event that notice of termination is given by the Company for reasons other than "just cause" or permanent disability. The continuation period is currently eighteen months for Mr. Reeves, one year for each of Messrs. Broadhurst and Grassbaugh and six months for Mr. Strickland. The salary amounts which would be so payable currently range from a six month amount of approximately $133,000 payable to Mr. Strickland to an eighteen month amount of approximately $336,000 payable to Mr. Reeves.

     Mr. Norian's employment agreement provides for (i) an annual salary supplement equal to the annual premium for a supplemental disability insurance policy (the "Supplemental Disability Policy") paying Mr. Norian $90,000 per annum for five years after termination due to disability and the sum of $800,000 at the end of such five year period (without offset for amounts payable to him under any other policy owned by the Company), (ii) payments after termination due to permanent disability of $60,000 per year until age 65 if the Supplemental Disability Policy is in effect and $150,000 per year until age 65 if the Supplemental Disability Policy is not in effect, and payments in an amount per month equal to the difference between his monthly salary and $12,500 per month for a period of two years after such termination, and (iii) supplemental life insurance in the amount of $2,000,000. Mr. Norian's employment agreement also provides that if a change in control (including a sale of all of the assets) of the Company occurs, the obligations of the Company under the employment agreement terminate and the Company will pay $1,140,000 to Mr. Norian.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the last completed fiscal year, Messrs. Jackson, Mellor and Sperry served as members of the Compensation Committee. None of such members of the Compensation Committee are or have been officers or employees of the Company.

     Mr. Sperry is a partner in the law firm of Willkie Farr & Gallagher, counsel to the Company.

     Mr. Jackson is an Advisory Director of Lehman Brothers, Inc., which performs investment banking services for the Company from time to time.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     In establishing and monitoring the executive compensation program for the Company, the Compensation Committee looks at both the total compensation program and each component thereof to assure that it is both competitive and sensitive to individual and Company performance. In addition, the compensation determined by the Compensation Committee is subject to the terms of existing employment agreements with each member of the Executive Group. The Company has engaged a consultant in the field of executive compensation matters to assist the Compensation Committee in establishing and implementing compensation programs that are consistent with these objectives and reflective of the Company's financial performance.

     In 1993, the Compensation Committee established and implemented the Bonus Plan. Under the Bonus Plan, each participating executive, including Mr. Norian, the Company's Chief Executive Officer, is eligible to receive incentive compensation which is determined both qualitatively and quantitatively. The qualitative portion is based on the achievement of specific objectives for each participant and the quantitative portion is based on the achievement of financial objectives established by the Compensation Committee with respect to each respective business segment and the Company for the particular year. For 1994, each participant received a qualitative portion of the incentive compensation. No participant received a quantitative portion for 1994 because the financial objectives were not achieved. Fifty percent of the amounts payable for 1994 pursuant to the Bonus Plan is deferred for two years, is payable in Common Stock and is conditioned upon continued employment.

     In order to implement the provisions of the Bonus Plan, the Compensation Committee was required to eliminate a historical practice of the Company which consisted of deferring a portion of the key executive annual compensation each year, including 1992, and then paying that amount at the beginning of the following year. Although the amount was described as a bonus, the Compensation Committee concluded that it was, in fact, a deferral. In order to implement the Bonus Plan, which, in fact, is an incentive compensation program and not a deferral of base compensation, without penalizing the participants, the Compensation Committee eliminated the deferral practice by increasing the base salary of the participants by an amount not in excess of seventy percent of the respective bonus amount earned by each of them for services rendered in 1992. This increase, which became effective January 1, 1993, was deemed by the Compensation Committee to be fair both to the Company and to the participants.

     The salaries of the members of the Executive Group have not been increased since January 1, 1993. No additional grants of stock options were made to these individuals during 1994.

                             COMPENSATION COMMITTEE

                               Michael C. Jackson
                                James R. Mellor
                                Harvey L. Sperry

                               PERFORMANCE GRAPH

     The graph set forth below charts the yearly percentage change in the Company's cumulative total stockholder return against each of the Standard & Poor's 500 Index and the Manufacturing-Diversified Industries Index, in each case assuming an investment of $100 on December 31, 1989 and the cumulation and reinvestment of dividends paid thereafter through December 31, 1994.

      Measurement Period          Kerr Group,      S & P 500      MFG- DIVFD
    (Fiscal Year Covered)            Inc.            Index        Industrials
Dec. 1989                               100.00          100.00          100.00
Dec. 1990                                49.45           96.89           99.13
Dec. 1991                                65.06          126.28          121.49
Dec. 1992                                67.67          135.88          131.67
Dec. 1993                                87.19          149.52          159.82
Dec. 1994                                87.19          151.55          165.47

                        APPROVAL OF THE KERR GROUP, INC.
              AMENDED AND RESTATED 1993 EMPLOYEE STOCK OPTION PLAN

     On February 28, 1995 the Board of Directors amended and restated the 1993 Employee Stock Option Plan in the form of the Amended and Restated 1993 Employee Stock Option Plan (the "Employee Stock Option Plan"), subject to stockholder approval and ratification, for the purpose of increasing the number of shares of Common Stock issuable upon the exercise of options from 100,000 to 280,000 and to make such other modifications to ensure that the Employee Stock Option Plan would thereafter comply with Section 162(m) of the Code. The 1993 Employee Stock Option Plan was approved by stockholders and became effective on April 27, 1993.

     The Company is seeking stockholder approval of the Employee Stock Option Plan in order to comply with the requirements of Rule 16b-3, promulgated by the SEC under the Exchange Act, and the requirements of Section 162(m) and Section 422 of the Code. The following summary of the Employee Stock Option Plan is qualified in its entirety by express reference to the text of the Employee Stock Option Plan as filed with the SEC as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1994. The Employee Stock Option Plan contemplates the issuance of "incentive stock options" within the meaning of Section 422 of the Code, as well as "non-statutory stock options". As of December 31, 1994, the Company had 22,497 shares available for grant under existing employee stock option plans.

PURPOSE AND ELIGIBILITY

     The primary purpose of the Employee Stock Option Plan is to attract and retain capable executives and employees by offering such persons a greater personal interest in the Company's business through stock ownership. Officers and key employees of the Company and any of its subsidiaries (including members of the Board of Directors who are also employees of the foregoing) are eligible for grants of stock options under the Employee Stock Option Plan. The approximate number of persons eligible to participate is 40. No person may be granted options under the Employee Stock Option Plan to purchase more than 200,000 shares of Common Stock over the life of the Employee Stock Option Plan.

ADMINISTRATION

     The Employee Stock Option Plan is administered by the Compensation Committee. The Compensation Committee, in its sole discretion, has the authority, among other things, to prescribe the form of the agreement embodying awards of options made under the Employee Stock Option Plan, to construe the Employee Stock Option Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Employee Stock Option Plan as it may deem desirable.

TERMS AND CONDITIONS OF OPTIONS

     Any options shall become exercisable in such amounts, at such intervals and upon such terms and conditions as the Compensation Committee shall provide, except that optionees who are subject to the restrictions of Section 16(b) of the Exchange Act must hold options granted to them under the Employee Stock Option Plan for at least six months prior to exercise. THE COMPENSATION COMMITTEE HAS DETERMINED THAT ANY OPTIONS GRANTED WITHIN ONE YEAR OF THE ADOPTION OF THE EMPLOYEE STOCK OPTION PLAN MAY BE EXERCISED ONLY AFTER THE CLOSING PRICE OF THE COMMON STOCK ON THE NEW YORK STOCK EXCHANGE REACHES $12.50 AND REMAINS AT OR ABOVE THAT LEVEL FOR AT LEAST 10 CONSECUTIVE TRADING DAYS. THE COMPENSATION COMMITTEE HAS ALSO DETERMINED THAT, UNLESS SPECIFICALLY WAIVED BY THE COMPENSATION COMMITTEE, OPTIONS GRANTED AFTER THE ONE YEAR PERIOD UNDER THE EMPLOYEE STOCK OPTION PLAN WILL NOT BECOME EXERCISABLE UNTIL THE PRICE OF THE COMMON STOCK EXCEEDS THE EXERCISE PRICE BY A SIGNIFICANT AMOUNT. Subject to the foregoing, options granted under the Employee Stock Option Plan are exercisable until the earlier of (i) a date set by the Compensation Committee at the time of grant, or (ii) ten years from their respective dates of grant. An incentive stock option granted to an individual who owns, at the time of grant, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary thereof (a "Ten Percent Shareholder") is exercisable for up to five years after the date of grant unless a shorter period is designated by the Compensation Committee. In addition, if a single stockholder or a group of stockholders deemed to constitute a "person" under the securities laws acquires more than 50% of the shares of the

Company's capital stock which is entitled to vote for the election of directors, then any option outstanding under the Employee Stock Option Plan will be exercisable in full during the sixty-day period following the date of such event. Thereafter, any such option will only be exercisable to the extent it was exercisable prior to such event.

EXERCISE PRICE OF OPTIONS

     The exercise price of non-statutory stock options granted under the Employee Stock Option Plan may be less than the fair market value, but shall not be less than 85% of the fair market value, of the shares covered by the options on the date of grant. In no event, however, will the exercise price be less than the par value of the shares covered by non-statutory stock options on the date of grant. The exercise price of incentive stock options shall not be less than the fair market value of the shares covered by the options on the date of grant. In the case of an incentive stock option granted to a Ten Percent Shareholder, the exercise price cannot be less than 110% of such fair market value. The Compensation Committee will determine the exercise price of each option and the manner in which it may be exercised.

PAYMENT FOR SHARES

     Payment for shares of Common Stock purchased upon exercise of an option granted under the Employee Stock Option Plan must be made in full at the time of exercise.

     Upon the exercise of any option, the option holder will be required to pay to the Company an amount sufficient to pay all federal, state and local withholding taxes applicable to the exercise of the option.

ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

     The aggregate number of shares of Common Stock which may be purchased pursuant to options granted under the Employee Stock Option Plan, the number of shares of Common Stock covered by each outstanding option and the price per share thereof in each such option may be adjusted as the Compensation Committee, in its sole discretion, may deem equitable for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock, or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock effected without receipt of consideration by the Company.

     Subject to any required action by the stockholders, if the Company is the surviving corporation in any merger or consolidation, any option granted under the Employee Stock Option Plan shall cover the securities to which a holder of the number of shares of Common Stock covered by the unexercised portion of the option would have been entitled pursuant to the terms of the merger or consolidation, but a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause every option outstanding under the Employee Stock Option Plan to become fully exercisable during the ten-day period following the date of such event, and upon such exercise, the option holder will receive the property into which the shares of Common Stock otherwise issuable upon exercise of the option would have been converted had they been outstanding at the time of such event.

MARKET VALUE

     On March 7, 1995, the closing price for the Common Stock was $8.125.

TRANSFERABILITY OF OPTIONS

     No award of options, or any right or interest therein, is assignable or transferable except by will or the laws of descent and distribution. During the lifetime of an option holder, options are exercisable only by the option holder or his guardian or legal representative.

TERMINATION OR AMENDMENT OF THE EMPLOYEE STOCK OPTION PLAN

     The Board of Directors may amend or terminate the Employee Stock Option Plan at any time without the approval of stockholders, provided that no such action shall adversely affect options already granted thereunder, and further provided that no such action will (a) increase the total number of shares of Common Stock for which options may be granted under the Employee Stock Option Plan (except in connection with certain capital adjustments described in the section herein entitled "Adjustment for Recapitalization, Merger, Etc."), (b) change the class of persons eligible to receive options, or (c) extend the period during which options may be granted.

     Any material amendments not approved by stockholders, however, would cause the Employee Stock Option Plan to no longer comply with Rule 16b-3 under the Exchange Act, in which case option grants to directors and certain officers would not be exempt from the provisions of Section 16(b) of the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES

     The following addresses certain federal income tax consequences of participation in the Employee Stock Option Plan. Although the Company believes the following statements are correct based on existing provisions of the Code and the legislative history and administrative and judicial interpretations thereof, no assurance can be given that legislative, administrative or judicial changes or interpretations will not occur which would modify such statements.

     In the case of non-statutory stock options, because there is no "reasonably ascertainable fair market value" for the options on the date of grant, as defined in Treasury Regulations, an optionee will not realize any income, nor will the Company be entitled to any deduction, in the year of grant. An optionee will generally realize ordinary income at the time shares are transferred to him pursuant to his exercise of a non-statutory stock option or, if later, the time the shares transferred to him are substantially vested. Accordingly, the optionee will generally realize ordinary income when the shares of Common Stock subject to the option are transferred to him. The amount of income recognized by the optionee is the difference between the exercise price and the fair market value of the Common Stock at the time of exercise.

     The optionee's basis in the shares received upon exercise of a non-statutory stock option is the fair market value of the shares at the time of the taxable event. The Company will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the optionee is considered to realize ordinary income under the rules described above, provided that it satisfies its income tax withholding obligation.

     When an optionee disposes of shares acquired upon exercise of a non-statutory stock option, any amount received in excess of the optionee's basis in the shares (as described above) will be treated as long-term or short-term capital gain. If the amount received is less than the optionee's basis, the loss will be treated as long-term or short-term capital loss, which may be aggregated with other capital losses and, subject to certain limitations, may be used to reduce the amount of the optionee's ordinary income subject to taxation. Long-term capital gain or loss would arise from the sale of Common Stock held for more than one year from the date it is acquired pursuant to the exercise of a non-statutory stock option. Short-term capital gain or loss would arise from the disposition of Common Stock so held for one year or less. The Company receives no further deduction as a result of the realization by an optionee of any capital gain or loss as described in this paragraph.

     In the case of incentive stock options, an optionee will not realize taxable income by reason of the grant or the exercise of the option. If an optionee exercises an incentive stock option and does not dispose of the shares within two years of the date the option was granted nor within one year of the date the shares were transferred to the optionee, any gain realized upon a subsequent disposition will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. However, if the optionee sells the shares acquired under an incentive stock option prior to the end of either the one-year or two-year holding period described above, the difference between the option exercise price and the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount received upon disposition of the shares, will generally be treated as compensation and will then generally be taxable to the optionee at ordinary income tax rates. The Company will be then entitled to a deduction in the amount of such taxable income realized by the optionee. Any further gain realized on such a disposition will be capital gain, either short or long-term, depending on the optionee's holding period after exercise of the option.

     Optionees are strongly advised to consult with their individual tax advisers to determine their personal tax consequences resulting from the grant or exercise of options under the Employee Stock Option Plan.

RECOMMENDATION AND VOTE

     Approval of the adoption of the Employee Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The proxy will be voted in accordance with the directions thereon, or, if no directions are indicated, "FOR" adoption of the Employee Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE EMPLOYEE STOCK OPTION PLAN.

NEW PLAN BENEFITS

     The Company cannot determine the nature or amount of awards that will be made in the future under the Employee Stock Option Plan since no employee has yet received any options under this plan, as amended and restated.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Mr. Sperry is a partner in the law firm of Willkie Farr & Gallagher, counsel to the Company.

     Mr. Jackson is an Advisory Director of Lehman Brothers Inc., which performs investment banking services for the Company from time to time.

     On January 16, 1990 and June 11, 1991, the Board of Directors authorized unsecured loans of $30,000 and $100,000, respectively, to Mr. Strickland. The loan authorized on January 16, 1990 bears interest at 6% per annum and accrued interest is paid annually. The principal of the loan is to be paid in six equal installments beginning in 1991, however, on January 1, 1992, $15,000 of principal was forgiven by the Company. The loan authorized on June 11, 1991 bears interest at 7.76% per annum and principal and accrued interest are due on the earlier of June 11, 1996 or on the fifth business day after Mr. Strickland's employment with the Company is terminated. As of March 7, 1995, the principal amount and $28,404 of accrued interest remained outstanding.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals to be included in the Company's proxy statement with respect to the 1996 Annual Meeting of Stockholders must be received by the Company at its executive offices located at 1840 Century Park East, Los Angeles, California 90067 no later than December 1, 1995.

                           RELATIONSHIP WITH AUDITORS

     The Board of Directors has appointed the firm of KPMG Peat Marwick, independent public accountants, as auditors of the Company for the year ending December 31, 1995. This firm has audited the Company's accounts since 1960. It is expected that representatives of KPMG Peat Marwick will be present at the Annual Meeting of Stockholders where they will have an opportunity to address the meeting, if they so desire, and to respond to appropriate questions.

                         OTHER BUSINESS OF THE MEETING

     Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which the management is not now aware may come before the meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

                                          By Order of the Board of Directors

                                          ROGER W. NORIAN,
                                          Chairman, President and
                                          Chief Executive Officer
Los Angeles, California
March 27, 1995

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE SECRETARY, KERR GROUP, INC., 1840 CENTURY PARK EAST, LOS ANGELES, CALIFORNIA 90067.

                                                                 APPENDIX A

                                KERR GROUP, INC.
                              AMENDED AND RESTATED
                        1993 EMPLOYEE STOCK OPTION PLAN

                                      ***

                                   ARTICLE I

                                    PURPOSE

          The Kerr Group, Inc. ("Company") 1993 Employee Stock Option Plan (the "Old Plan") became effective on April 27, 1993 (the "Effective Date") when the Old Plan was approved by a majority of the Company's stockholders.
On and effective February 28, 1995, the Board of Directors of the Company (the "Board") amended and restated (subject to shareholder approval as set forth in
Article XIX) the Old Plan in the form of The Kerr Group, Inc. Amended and Restated 1993 Employee Stock Option Plan (the "Plan"). The purpose of the 1995 amendment and restatement is to (i) increase the number of shares of common stock of the Company, par value $.50 per share ("Common Stock") which may be purchased hereunder and (ii) add provisions ensuring that Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), does not limit tax deductions otherwise available to the Company on account of the exercise of options granted hereunder.
          The Plan is intended as an incentive and to encourage stock ownership by key employees of the Company and of its subsidiaries in order to increase their proprietary interest in the Company's success and to encourage them to remain in the employ of the Company.
          The word "Company" when used in the Plan with reference to employment shall include any subsidiaries of the Company.

                                   ARTICLE II

                                 ADMINISTRATION

          The Plan shall be administered by a Stock Option and Compensation Committee (the "Committee") appointed by the Board from among its members and shall consist of not less than three members thereof, each of whom must be both a "disinterested person" within the meaning of Rule 16b-3(a)(2)(i) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" within the meaning of Section 162(m) of the Code.

          Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (a) to determine which of the eligible employees of the Company and its subsidiaries shall be granted options; (b) to determine whether the options granted shall be "incentive stock options" within the meaning of Section 422(b) of the Code, nonstatutory stock options or any combination thereof; (c) to determine the times when options shall be granted and the number of shares to be optioned; (d) to determine the purchase price for the shares underlying the options granted ("Option Shares"); (e) to determine the time or times when each option becomes exercisable and the duration of the exercise period; (f) to prescribe the form or forms of the option agreements under the Plan which forms shall be consistent with the Plan but need not be identical to it; (g) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (h) to construe and interpret the Plan, the rules and regulations and the option agreements under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.
          The Committee shall hold its meetings at such times and places as it may determine, with a majority of the Committee constituting a quorum. Any action which the Committee has the power to take at a meeting may be taken by the Committee without a meeting if all of the members of the Committee give their consent to such action in writing.

                                  ARTICLE III

                                     STOCK

          The Option Shares shall be shares of authorized but unissued Common Stock or previously issued shares of Common Stock reacquired by the Company. Under the Plan the total number of Option Shares which may be purchased pursuant to options granted hereunder shall not exceed in the aggregate 280,000 except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE IX hereof. No person may be granted options under the Plan covering more than 200,000 Option Shares over the life of the Plan.

          In the event that any outstanding option under the Plan expires for any reason or is terminated prior to the end of the period during which options may be granted, the unexercised portion of such option may again be granted pursuant to the Plan.

                                   ARTICLE IV

                          ELIGIBILITY OF PARTICIPANTS

          Officers and other key employees of the Company or of its subsidiaries (including employees who are also Directors of the Company or the Company's subsidiaries excluding persons who are members of the Committee) shall be eligible to participate in the Plan.

                                   ARTICLE V

                                  OPTION PRICE

          Options shall be exercisable at prices (the "Option Price") specified in the option agreements.

                                   ARTICLE VI

                          EXERCISE AND TERM OF OPTIONS

          The exercise of options may be limited in whole or in part for any period or periods of time as specified in the option agreements. Except as may be so specified, any option may be exercised in whole at any time or in part from time to time during the option period. Notwithstanding the above,
(i) no option granted hereunder to a person subject to the restrictions of
Section 16(b) of the Exchange Act shall be exercisable before the date six months following the date of grant of such option and (ii) this Article VI is subject to the provisions of Article XIX.
          All stock options granted hereunder shall terminate concurrently with the termination of the optionee's employment if the Company terminates the employment for cause or if the optionee resigns.

          Any other provision of the Plan notwithstanding, no option shall be exercised after the date ten years from the date of grant of such option.

                                  ARTICLE VII

                               PAYMENT OF SHARES

          Payment for Option Shares shall be made in full upon exercise of the option.

                                  ARTICLE VIII

                         NON-TRANSFERABILITY OF OPTION

          No option shall be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by the optionee.

                                   ARTICLE IX

                 ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

          If there is any stock dividend, split-up or combination of shares of Common Stock or any other change in Common Stock, whether by way of exchange, offering of subscription rights, recapitalization or otherwise, an adjustment shall be made in the number of Option Shares in respect of which options may be granted hereunder, the number of Option Shares to which each outstanding option relates and the Option Price to be as the Committee, in its sole discretion, may deem equitable.
          Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, the holder of the then unexercised portion of any option granted hereunder shall, upon exercise in accordance with the terms hereof, receive the property, whether Common Stock or other securities, into which the Option Shares otherwise issuable upon exercise of the option would have been converted had they been outstanding at the time of such event.

          The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                                   ARTICLE X

             RIGHTS UPON MERGER, SALE OF ASSETS, LIQUIDATION, ETC.

          If the Company shall be the surviving corporation in any merger or consolidation, or if the Company shall merge with or into a wholly-owned subsidiary and the Company is not the survivor, the holder of the then unexercised portion of any option granted hereunder shall, upon exercise in accordance with the terms hereof, receive the property, whether Common Stock or other securities, into which the Option Shares otherwise issuable upon exercise of such unexercised portion, would have been converted had they been outstanding at the time of such event; provided, however, that the optionee shall not have the right to exercise such unexercised portion as a result of such event if the Committee makes an appropriate adjustment in the securities covered by and/or the Option Price of such option as provided in Article IX hereof.
                 If the Company is not the surviving corporation in any merger or consolidation and substitute options are not issued, or if the Company sells substantially all of its assets or liquidates, then during the ten (10) day period commencing on the date of such event, the holder of an option granted hereunder may exercise all or any unexercised part of the option, including any part thereof which would otherwise not then be exercisable, and receive upon such exercise the property into which the Option Shares otherwise issuable upon exercise of the option would have been converted had such shares been outstanding at the time of such event. The options shall terminate after such 10 day period.
                 If a single stockholder or a group of stockholders who would be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 acquires more than 50% of the shares of the Company's capital stock which are entitled to vote for the election of directors, then during the sixty (60) day period commencing after such event, the holder of an option granted hereunder may exercise the unexercised portion of such option as to all or any part of the Optioned Shares, including shares as to which such option would not then otherwise be exercisable. If such option is exercised in accordance with the provisions of the immediately preceding sentence as to less than all of the Optioned Shares, such option shall be deemed to have been so exercised in inverse chronological order with respect to the vesting thereof. Upon the expiration of such 60 day period, the unexercised portion of any such portion shall be exercisable only to the extent it was exercisable prior to the occurrence of such event.

                                   ARTICLE XI

                        NO OBLIGATION TO EXERCISE OPTION

                 The granting of an option shall impose no obligation on the recipient to exercise such option.

                                  ARTICLE XII

                                USE OF PROCEEDS

                 The proceeds received from the sale of Option Shares pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XIII

                            RIGHTS AS A STOCKHOLDER

                 An optionee or a transferee of an option shall have no rights as a stockholder with respect to any Option Share covered by his option until such person shall have become the holder of record of such share, and such person shall not be entitled to any dividends or distributions of other rights in respect of such share for which the record date is prior to the date on which such person shall have become the holder of record thereof.

                                  ARTICLE XIV

                               REGULATORY MATTERS

                 Every option under the Plan is granted upon the express conditions that (i) the inability of the Company to obtain, or any delay in obtaining, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of stock necessary to satisfy such option or (ii) the inability of the Company to comply with, or any delay in complying with, any laws, rules or regulations governing the issuance of Option Shares necessary to satisfy such option (including but not limited to complying with the Securities Act of 1933 and all rules and regulations promulgated thereunder), the fulfillment of which conditions are deemed necessary by counsel for the Company to the lawful issuance or transfer of any such shares, shall relieve the Company of any liability for the non-issuance or non-transfer, or any delay in the issuance or transfer of, such shares.
                 At the time of exercise of any option, the Company may, if it shall deem it necessary or desirable in order to comply with the Securities Act of 1933, as amended (the "Act"), require the holder of the option to represent in writing to the Company that it is then the holder's intention to acquire the Option Shares for the account of the holder, that the holder shall not sell, transfer or dispose of such shares except pursuant to an effective registration statement under the Act or an exemption therefrom, as determined by, or with approval of, counsel satisfactory to the Company, and that the holder acknowledges that such shares are unregistered under the Act and accordingly must be held indefinitely unless such shares are subsequently registered or an exemption from such registration is available.
In such event a legend shall be placed on the stock certificate representing such shares to reflect the transfer restrictions, and stop transfer instructions shall be issued to the Company's transfer agent with respect to such shares.

                                   ARTICLE XV

                            CANCELLATION OF OPTIONS

                 The Committee in its discretion may, with the consent of any optionee, cancel any outstanding option hereunder.

                                  ARTICLE XVI

                            EXPIRATION DATE OF PLAN

                 No option shall be granted hereunder after 10 years following the Effective Date.

                                  ARTICLE XVII

                      AMENDMENT OR DISCONTINUANCE OF PLAN

                 The Board may, without the consent of optionees, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect options theretofore granted hereunder, and provided further that no such action by the Board, without approval of the stockholders, may (a) increase the total number of Option Shares, except as contemplated in ARTICLE IX; (b) change the class of officers or employees eligible to receive options under the Plan; or (c) extend the term of the Plan.

                                 ARTICLE XVIII

                LIMITATION ON GRANTS OF INCENTIVE STOCK OPTIONS

                 To the extent the aggregate fair market value (determined as of the date of grant of such options) of the shares of Common Stock with respect to which any incentive stock options may be exercisable for the first time by the optionee in any calendar year (under this Plan or any other stock option plan of the Company and any parent or subsidiary of the Company) exceeds $100,000, such options shall be treated as nonstatutory stock options.

                                  ARTICLE XIX

                              SHAREHOLDER APPROVAL

                 The amendment and restatement of the Plan by the Board is effective February 28, 1995. However, notwithstanding anything in the Plan or in an option agreement to the contrary, no option granted hereunder on or after February 28, 1995 may be exercised until approval of the Plan by the stockholders of the Company on or after such date in a manner which complies with Rule 16b-3 promulgated pursuant to the Exchange Act and Sections 162(m) and 422(b)(1) of the Code.

                               KERR GROUP, INC.

                ANNUAL MEETING OF STOCKHOLDERS, APRIL 25, 1995

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder of KERR GROUP, INC. hereby appoints Roger W. Norian and Harvey L. Sperry, and each or any one of them, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of KERR GROUP, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the CORPORATION to be held at the Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California 90067, on Tuesday, April 25, 1995, at 10:00 A.M., Pacific Daylight Time, and at any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes set forth on the reverse side.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                              /SEE REVERSE SIDE/

/X/  PLEASE MARKS VOTES AS IN THIS EXAMPLE

THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED WITH RESPECT TO THE SELECTION OF DIRECTORS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

1.  ELECTION OF DIRECTORS
NOMINEES: JAMES R. MELLOR AND ROBERT M. O'HARA (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR.)

            FOR             WITHHELD
            / /               / /

/ / __________________________________________________________________________
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANOTHER NOMINEE WRITE THE NAME OF SUCH NOMINEE IN THE SPACE PROVIDED.

2. APPROVAL OF THE AMENDED AND RESTATED 1993 EMPLOYEE STOCK OPTION PLAN (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR.)

           / / FOR   / / AGAINST   / / ABSTAIN

3. CONSIDERING AND ACTING UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED MARCH 27, 1995. PLEASE SIGN EXACTLY AS NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE AS SUCH. FOR JOINT ACCOUNTS, ALL CO-OWNERS MUST SIGN.

SIGNATURE: _________________________________________ DATE ___________________

SIGNATURE: _________________________________________ DATE ___________________

    PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED.

                                KERR GROUP, INC.

                    EMPLOYEE INCENTIVE STOCK OWNERSHIP PLAN
                                    (ESOP I)

TO: All Participants

     On April 25, 1995, Kerr Group, Inc. (the "Company") will hold its Annual Meeting of Stockholders for the purposes indicated in the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 27, 1995, enclosed herewith.

     The Company's Employee Incentive Stock Ownership Plan ("ESOP I") provides that United National Bank-North, as trustee under ESOP I (the "ESOP I Trustee"), will vote the shares of the Company's Common Stock held in the ESOP I trust according to instructions of the participants. Accordingly, you are requested to complete the enclosed Participant Instruction Form. Please sign and date your form and mail it as promptly as possible in the enclosed stamped envelope.

     Your voting instructions are confidential.

                                United National Bank-North, as Trustee

                                KERR GROUP, INC.
                                EMPLOYEE INCENTIVE STOCK OWNERSHIP PLAN

                          PARTICIPANT INSTRUCTION FORM
                                     UNDER
                                KERR GROUP, INC.
                    EMPLOYEE INCENTIVE STOCK OWNERSHIP PLAN
                                    (ESOP I)
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 1995

     I am a participant in the Employee Incentive Stock Ownership Plan ("ESOP I") of Kerr Group, Inc. (the "Company") entitled to vote the number of shares of the Company's Common Stock (the "ESOP I Shares") shown on the label attached to this form. This number is the number of ESOP I Shares allocated to my account as of March 7, 1995 under ESOP I.

     I understand that UNITED NATIONAL BANK-NORTH, as trustee (the "ESOP I Trustee") under ESOP I, will vote ESOP I Shares upon instructions from participants and that if I vote less than all ESOP I Shares allocated to me, the ESOP I Trustee will vote such ESOP I Shares in the same proportion as all ESOP I Shares are voted. I further understand that I may direct the ESOP I Trustee to vote certain ESOP I Shares in favor and certain ESOP I Shares against any of the proposals, but that to do so requires separate forms.

     I acknowledge receipt of the Company's Notice of Annual Meeting of Stockholders and Proxy Statement for its Annual Meeting of Stockholders to be held on April 25, 1995.

     I instruct the ESOP I Trustee to vote all my ESOP I Shares as follows:

                                   PROPOSAL 1
The election of James R. Mellor and Robert M. O'Hara as directors.

     1. FOR / / Proposal 1 (the Board of Directors recommends a vote FOR).

"Strike-Off" Line
------------------------------------------------------

     2. My ESOP I Shares should be WITHHELD / / from Proposal 1.

(If you wish to not vote on any nominee, write the name of such nominee on the "Strike-Off" Line and your votes covered by this form will be withheld from such nominee.)

                                   PROPOSAL 2
The adoption of the 1993 Employee Stock Option Plan.

     1. FOR / / Proposal 2 (the Board of Directors recommends a vote FOR).
     2. AGAINST / / Proposal 2.
     3. My ESOP I Shares should be WITHHELD / / regarding Proposal 2.

                                   PROPOSAL 3
Considering and acting upon any other matters which may properly come before the meeting or any adjournment thereof.

     I direct that Roger W. Norian and Harvey L. Sperry, and each or any one of them, be appointed my true and lawful attorneys, agents and proxies with full power of substitution in my name to vote at the Annual Meeting, and at any and all adjournments thereof, with respect to my ESOP I Shares for the purposes of any matters which may properly come before the meeting or any adjournment thereof.

     1. I hereby grant the power of attorney referred to above. / /

     2. I hereby withhold the grant of the power of attorney referred to above. / /
                                             Dated _____________________, 1995

                                             _________________________________
                                             (Signature of Participant)
                                             (Please sign exactly as your name
                                             appears on the label to this form.
                                             If you are signing as executor,
                                             administrator or guardian, please
                                             give your full title as such.)

Please read all instructions carefully. Then mark, sign, date and mail this instruction form to:

                               Proxy Department
                               Bank of Boston
                               P.O. Box 1628
                               Boston, MA 02105-9903

A pre-addressed, postage-paid envelope has been provided for your convenience.

                                KERR GROUP, INC.

                  1987 EMPLOYEE INCENTIVE STOCK OWNERSHIP PLAN
                                   (ESOP II)

TO: All Participants

     On April 25, 1995, Kerr Group, Inc., (the "Company") will hold its Annual Meeting of Stockholders for the purposes indicated in the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 27, 1995, enclosed herewith.

     The Company's 1987 Employee Incentive Stock Ownership Plan ("ESOP II") provides that United National Bank-North, as trustee under ESOP II (the "ESOP II Trustee"), will vote the shares of the Company's Common Stock held in the ESOP II trust according to instructions of the participants. Accordingly, you are requested to complete the enclosed Participant Instruction Form. Please sign and date your form and mail it as promptly as possible in the enclosed stamped envelope.

     Your voting instructions are confidential.

                                United National Bank-North, as Trustee

                                KERR GROUP, INC.
                                1987 EMPLOYEE INCENTIVE STOCK OWNERSHIP PLAN

                          PARTICIPANT INSTRUCTION FORM
                                     UNDER
                                KERR GROUP, INC.
                  1987 EMPLOYEE INCENTIVE STOCK OWNERSHIP PLAN
                                   (ESOP II)
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 1995

     I am a participant in the 1987 Employee Incentive Stock Ownership Plan ("ESOP II") of Kerr Group, Inc. (the "Company") entitled to vote the number of shares of the Company's Common Stock (the "ESOP II Shares") shown on the label attached to this form. This number is the number of ESOP II Shares allocated to my account as of March 7, 1995 under ESOP II.

     I understand that UNITED NATIONAL BANK-NORTH, as trustee (the "ESOP II Trustee") under ESOP II, will vote ESOP II Shares upon instructions from participants and that if I vote less than all ESOP II Shares allocated to me, the ESOP II Trustee will vote such ESOP II Shares in the same proportion as all ESOP II Shares are voted. I further understand that I may direct the ESOP II Trustee to vote certain ESOP II Shares in favor and certain ESOP II Shares against any of the proposals, but that to do so requires separate forms.

     I acknowledge receipt of the Company's Notice of Annual Meeting of Stockholders and Proxy Statement for its Annual Meeting of Stockholders to be held on April 25, 1995.

     I instruct the ESOP II Trustee to vote all my ESOP II Shares as follows:

                                   PROPOSAL 1

The election of James R. Mellor and Robert M. O'Hara as directors.

     1. FOR / / Proposal 1 (the Board of Directors recommends a vote FOR).

"Strike-Off" Line
------------------------------------------------------

     2. My ESOP II Shares should be WITHHELD / / from Proposal 1.

(If you wish to not vote on any nominee, write the name of such nominee on the "Strike-Off" Line and your votes covered by this form will be withheld from such nominee.)

                                   PROPOSAL 2

The adoption of the 1993 Employee Stock Option Plan.

     1. FOR / / Proposal 2 (the Board of Directors recommends a vote FOR).

     2. AGAINST / / Proposal 2.

     3. My ESOP II Shares should be WITHHELD / / regarding Proposal 2.

                                   PROPOSAL 3

Considering and acting upon any other matters which may properly come before the meeting or any adjournment thereof.

     I direct that Roger W. Norian and Harvey L. Sperry, and each or any one of them, be appointed my true and lawful attorneys, agents and proxies with full power of substitution in my name to vote at the Annual Meeting, and at any and all adjournments thereof, with respect to my ESOP II Shares for the purposes of any matters which may properly come before the meeting or any adjournment thereof.

     1. I hereby grant the power of attorney referred to above. / /

     2. I hereby withhold the grant of the power of attorney referred to above. / /
                                             Dated _______________________, 1995

                                             ______________________________
                                             (Signature of Participant)

                                             (Please sign exactly as your name
                                             appears on the label to this form.
                                             If you are signing as executor,
                                             administrator or guardian, please
                                             give your full title as such.)

Please read all instructions carefully. Then mark, sign, date and mail this instruction form to:

                               Proxy Department
                               The Bank of Boston
                               P.O. Box 1628
                               Boston, MA 02105-9903

     A pre-addressed, postage-paid envelope has been provided for your convenience.